SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 1-27-06

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Delaware                    1-9102                    77-0100596
(State or other jurisdiction        (Commission               (IRS Employer
          of Incorporation)          File No.)             Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (626) 683-4000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFG 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Ac
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFT240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On January 25, 2006, the Board of Directors of Registrant approved the following actions of the Compensation Committee of the Board of Directors with regard to the compensation of the executive officers who were named in the Summary Compensation Table of Registrant's 2005 Proxy Statement and who are expected to be named in the Summary Compensation Table of Registrant's 2006 Proxy Statement.

2006 Base Salary Increases. The Compensation Committee approved increases to the base salaries of the named executive officers, effective February 1, 2006. The new base salaries of the named executive officers are as follows: James S. Marlen, Chairman, President and Chief Executive Officer ($822,000); Gary Wagner, Executive Vice President and Chief Operating Officer ($370,000); Javier Solis, Senior Vice President, Secretary and General Counsel ($315,000); Thomas P. Giese, Vice President and Group President, Water Transmission Group ($255,000); and James R. McLaughlin, Senior Vice President, Treasurer and Chief Financial Officer ($240,000).

Management Incentive Compensation Earned in 2005. The Compensation Committee approved annual cash bonus awards earned during fiscal year 2005 for the named executive officers under the Registrant's Management Incentive Compensation Plan. The bonus awards were earned based upon the achievement of performance goals established early in 2005, which were reviewed and approved by the Compensation Committee. The amounts of the bonus awards are as follows: Mr. Marlen ($1,500,000); Mr. Wagner ($475,000); Mr. Solis ($450,000); Mr. Giese
($225,000); and Mr. McLaughlin ($150,000).

Key Executive Long-Term Cash Incentive Plan Awards. The Compensation Committee approved cash awards earned during the fiscal year 2003 through 2005 performance cycle for the named executive officers under the Registrant's Key Executive Long-Term Cash Incentive Plan, a copy of which was filed as Exhibit 10, Item (7) to the Registrant's Form 10-K filed February 14, 2005 and incorporated herein by reference. The cash awards were earned based upon the achievement of performance goals established early in 2003, which were reviewed and approved by the Compensation Committee. The amounts of the cash awards are as follows: Mr. Marlen ($652,273); Mr. Wagner ($199,480); Mr. Solis ($199,480); Mr. Giese
($165,132); and Mr. McLaughlin ($95,612).

Grant of Restricted Stock. The Compensation Committee approved the grant of the following number of shares of restricted stock to the named executive officers under the Registrant's 2004 Stock Incentive Plan: Mr. Marlen (22,500); Mr. Wagner (10,000); Mr. Solis (7,500); and Mr. Giese (5,000). The grant of restricted stock was made pursuant to the terms of the 2004 Stock Incentive Plan, a copy of which was filed as Registration Statement No. 333-114534 on Form S-8 filed on April 16, 2004 and incorporated herein by reference; and the terms of a Form of Restricted Stock Grant document, a copy of which is filed as
Exhibit 99.1 to this Report and incorporated herein by reference.

Other Compensation Information. Registrant will provide additional information regarding the compensation paid to the named executive officers for the 2005 fiscal year in Registrant's proxy statement for the 2006 Annual Meeting of Stockholders, which is expected to be filed with the SEC in February 2006.

Item 2.02 - Results of Operations and Financial Condition

On January 26, 2006, Ameron International Corporation (the "Company") issued a press release regarding the Company's results of operations for the fiscal year ended November 30, 2005. A copy of the press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

         The information in this report, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereunder. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD OR
Item 12.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Cautionary statement for purposes of the "Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report that refer to the exhibit attached hereto, that refer to the estimated or anticipated future results of the Registrant are forwarded-looking and reflect the Registrant's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting the Registrant's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can also affect the Registrant's results. Forward-looking statements represent the Registrant's judgment only as of the date of this report. Since actual results could differ materially from such statements, the reader is cautioned not to rely on these forward-looking statements. Moreover, the Registrant disclaims any intent or obligation to update these forward-looking statements.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERON INTERNATIONAL CORPORATION


Date: January 27, 2006              By:  /s/ Javier Solis
                                         -------------------------------
                                             Javier Solis
                                             Senior Vice President & Secretary